E-20
Exhibit No. 13
Form 10-SB
Amendment No. 1
BUI, Inc.
File No. 0-26917

                     RESTRUCTURING AGREEMENT


      This Restructuring Agreement is made and entered into this 29th day of September, 1997, by and between WEALTHNET
INCORPORATED, a Utah corporation ("Company"), GARY SMITH, a stockholder of the Company ("GS"), and ROD SMITH, a stockholder of the Company ("RS").

                            Recitals

      A. The Company is in the process of implementing a proposed business reorganization with Linguistix, Inc., a Utah corporation ("Linguistix"), pursuant to which the Company will be merged with a subsidiary of Linguistix and the stockholders of the Company will receive common stock of Linguistix, all for the purpose of facilitating the transition of the Company from a private  to  public corporation.  This change  will  enhance  the ability  of  the  Company  and Linguistix  to  obtain  additional capital through offers and sales of equity securities, the proceeds of which will be used to pay outstanding debt obligations to GS and be used in the operations of the Company to improve the value of the Company and Linguistix for the stockholders, including GS and RS.

      B. The ability of Linguistix to succeed with its future financing is dependent, in part, on its capitalization. In order to improve the capitalization of Linguistix and enhance its ability to raise capital which will directly and indirectly benefit GS and RS, GS and RS are prepared to restructure their respective debt and equity relationships with the Company and Linguistix as provided herein.

                            Agreement

      Now, therefore, in consideration of the foregoing recitals incorporated herein and the terms and conditions hereinafter set forth, the parties hereto agree as follows:

      1. Stock Cancellation. On or before October 1, 1997, GS shall surrender to the Company for cancellation 800,000 shares of common stock of the Company represented by certificate number 22 by surrendering said certificate to the Company, duly endorsed by GS and his spouse. On or before October 1, 1997, RS shall surrender to the Company for cancellation 200,000 shares of common stock of the Company represented by certificate number 1 by surrendering said certificate to the Company, duly endorsed by GS and his spouse. Upon cancellation, the shares will be returned to the authorized and unissued shares of the Company, and neither GS nor RS nor their respective spouses shall have right or interest in respect thereof.

      2.    Promissory Note.  On or before October 1,  1997,  the
Company shall deliver to GS a promissory note in the principal amount of $1,300,000 in the form attached hereto as Exhibit A.


     3.   Miscellaneous.

      (a) This Agreement shall be governed by and construed in accordance with the laws of the state of Utah. Any action brought to enforce any of the terms and conditions of this Agreement or any of the exhibits attached hereto shall be brought in the state or federal courts sitting in the State of Utah, and the parties hereby consent to the subject matter and personal jurisdiction of the state and federal courts in Utah.

      (b) This Agreement shall be binding on and shall inure to the benefit of the successors and assignees to the parties hereto.

       (c) This Agreement, including the exhibit hereto, represents the entire agreement between the parties with respect to the debt obligations of the Company to GS and the equity ownership (and rights to acquire equity) in the Company, and all prior negotiations, discussions, understandings, and agreements are superseded and replaced by this Agreement.. This Agreement alone fully and completely expresses the agreement of the parties with respect thereto. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

      (d) In any action to enforce the terms and conditions of this Agreement or any of the exhibits attached hereto, the prevailing party shall be entitled to reimbursement by the non prevailing party of all costs of such action, including reasonable attorneys fees.

      AGREED and entered into as of the day and year above written.

                                   WEALTHNET INCORPORATED

                                   By /s/ Rod Smith, President

                                   /s/ Gary Smith

                                   /s/ Rod Smith

               ADDENDUM TO RESTRUCTURING AGREEMENT


     This Addendum to the Restructuring Agreement dated September 29, 1997, is made and entered into this 21st day of November, 1997, by and between BUYERS UNITED, INC., formerly Wealthnet Incorporated, a Utah corporation ("Company"), GARY SMITH, a stockholder of the Company ("GS"), and ROD SMITH, a stockholder of the Company ("RS").

      1.    This Addendum is to correct a typographical error  in
the  original  Restructuring  Agreement.   Paragraph  1  entitled
"Stock Cancellation is hereby amended to read as follows:

     On or before October 1, 1997, GS shall surrender to the Company for cancellation 400,000 shares of common stock of the Company represented by certificate number 158 by surrendering said certificate to the Company, duly endorsed by GS and his spouse. On or before October 1, 1997, RS shall surrender to the Company for cancellation 200,000 shares of common stock of the Company represented by certificate number 1 by surrendering said certificate to the Company, duly endorsed by GS and his spouse. Upon cancellation, the shares will be returned to the authorized and unissued shares of the Company, and neither GS nor RS nor their respective spouses shall have right or interest in respect thereof.

     2. In all other respects the Restructuring Agreement shall remain unchanged by this Addendum.

      AGREED and entered into as of the day and year above written.

                                   BUYERS UNITED, INC.

                                   By /s/ Rod Smith, President

                                   /s/ Gary Smith

                                   /s/ Rod Smith